SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2024

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported, on January 19, 2024, we entered into a Share Purchase Agreement (“Purchase Agreement”) with Yukon River Holdings, Ltd. (“Yukon River”), a corporation formed under the laws of the British Virgin Islands (“Seller”) concerning the contemplated sale by Seller and the purchase by us of 51% of the ordinary shares Seller holds in QXTEL LIMITED, a company incorporated in England and Wales (the “Company”). The Purchase Agreement was first amended on April 1, 2024.

The purchase price (the “Purchase Price”) payable to the Seller for the shares is US $5,000,000. Upon the execution of the Purchase Agreement, we deposited US $1,500,000 into escrow that released at closing, which has been credited against the Purchase Price.

In addition to the US $1,500,000 escrow deposit that we paid as part of the Purchase Price, we paid another US $1,500,000 in cash at closing, and we issued a promissory note for the balance of US $2,000,000.00 to the Seller.

On June 27, 2024, we entered into a second amendment to the Purchase Agreement (the “Amendment”) that required us to issue an amended and restated promissory note to the Seller. We have paid down US $200,000 of the note, so the amended and restated promissory note was issued in the principal amount of US $1,800,000.

The amended and restated promissory note also changed the payment structure, from installment payments of US $200,000 for each of the months of May through November (US $1,400,000) with a balloon payment of US $600,000, to monthly installments of US $75,000 plus interest during 2024, and US $212,500 plus interest during the first 6 months of 2025.

We also revised the Earnout Payment due to the Seller. The Earnout Payment was redefined at US $721,034.50 net income, to be achieved in Q2, Q3 and Q4 of 2024. The US $1,000,000 payment that IQSTEL has to pay upon achievement of the Earnout Payment will be paid during the first half of 2025, in monthly installments.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Second Amendment to Share Purchase Agreement, dated June 27, 2024

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date July 2, 2024

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